ABSOLUTE OPPORTUNITIES FUND (the “Fund”)

Supplement dated January 11, 2013 to the Prospectus dated August 1, 2012

Absolute Investment Advisers LLC, the investment adviser to the Fund, in accordance with the Fund’s principal investment strategy, allocates Fund assets for management among skilled money managers (the “Subadvisers”), in order to seek long-term risk-adjusted returns for the Fund.  During the first quarter of 2013, Semaphore Management LLC, a Subadviser to the Fund, will discontinue managing assets of the Fund.

For more information, please contact a Fund customer service representative toll free at (888) 99-ABSOLUTE or (888) 992-2765.

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PLEASE RETAIN FOR FUTURE REFERENCE.